UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2008

Medis Technologies Ltd.
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-30391 (Commission File No.)	13-3669062 (IRS Employer Identification No.)

805 Third Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number:  (212) 935-8484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On June 19, 2008, we entered into a Placement Agency Agreement (the “Placement Agency Agreement”), with Rodman & Renshaw, LLC, as placement agent, relating to the issuance and sale by us of (i) up to 6,823,529 shares of our common stock, par value $0.01 per share, and (ii) warrants to purchase up to an aggregate of 2,941,176 shares of our common stock at an initial exercise price of $5.50 per share (together with our common stock, the “Units”), to the signatories to the Securities Purchase Agreement (as defined below) at a price of $4.25 per Unit. Each warrant may be exercised at any time and from time to time on or after December 19, 2008 and through and including December 18, 2013. A copy of the Placement Agency Agreement is attached as Exhibit 1.1 to this report and is incorporated herein by reference. A copy of the form of common stock purchase warrant is attached as Exhibit 4.1 to this report and is incorporated herein by reference. The description of the warrants is a summary only and is qualified in its entirety by reference to Exhibit 4.1.

In connection with the offering, we entered into a securities purchase agreement, dated June 19, 2008 (the “Securities Purchase Agreement”), with each investor signatory thereto. The form of Securities Purchase Agreement is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Rodman & Renshaw, LLC acted as placement agent, on a best efforts basis, for the offering and will receive a placement fee equal to $1,250,000 as well as warrants to purchase 294,118 shares of our common stock at an exercise price of $5.50 per share. These placement agent warrants may be exercised at any time and from time to time on or after December 19, 2008 and through and including December 18, 2013.

We are making the offering and sale of the Units pursuant to a shelf registration statement on Form S-3 (Registration No. 333-149874) declared effective by the Securities and Exchange Commission on April 24, 2008.

Item 8.01.    Other Events.

On June 20, 2008, we issued a press release with respect to the pricing of our offer and sale of the Units. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired - None

(b)           Pro Forma Financial Information - None

(c)           Shell Company Transactions - None

(d)           Exhibits:

Exhibit No.	Description

1.1	Placement Agency Agreement, dated June 19, 2008, by and between Medis Technologies Ltd. and Rodman & Renshaw, LLC
4.1	Form of Common Stock Purchase Warrant
10.1	Form of Securities Purchase Agreement, dated as of June 19, 2008, by and between Medis Technologies Ltd. and each investor signatory thereto
99.1	Press Release dated June 20, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2008
MEDIS TECHNOLOGIES LTD.

By:	/s/ Howard Weingrow
Name: Howard Weingrow
Title: Deputy Chairman and Chief Operating Officer